Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
September 30, 2014

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratio
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized
	Table 9d	Reserves for Repurchase Obligations for Loans Serviced

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Tangible Equity, Tangible Common Equity and Tangible Assets
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Nine Months Ended
(dollars in thousands, except per share amounts)	Sep 30, 2014	Jun 30, 2014	Sep 30, 2013	Sep 30, 2014	Sep 30, 2013
Operating Results:
Total revenue(1)	$234,550	$229,459	$282,425	$679,437	$847,571
Net interest income	146,336	140,191	138,856	417,371	423,889
Provision for loan and lease losses	6,735	6,123	3,068	15,929	5,016
Noninterest income	88,214	89,268	143,569	262,066	423,682
Noninterest expense	157,753	167,320	225,696	486,285	651,052
Net income	43,519	34,782	33,150	110,061	118,289
Net earnings per common share, basic	0.33	0.26	0.25	0.83	0.91
Net earnings per common share, diluted	0.33	0.26	0.25	0.82	0.89
Performance Metrics:
Yield on interest-earning assets	3.95%	4.12%	4.32%	4.12%	4.40%
Cost of interest-bearing liabilities	1.01%	1.02%	1.18%	1.03%	1.22%
Net interest margin	3.02%	3.22%	3.24%	3.20%	3.33%
Return on average assets	0.85%	0.74%	0.72%	0.78%	0.86%
Return on average risk-weighted assets(2)	1.37%	1.15%	1.16%	1.21%	1.39%
Return on average equity(3)	10.6%	8.6%	8.7%	9.0%	10.8%
Efficiency ratio(4)	67%	73%	80%	72%	77%
Loans and leases held for investment as a percentage of deposits	115%	110%	92%	115%	92%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(5)	0.50%	0.51%	1.01%	0.50%	1.01%
Net charge-offs to average loans and leases held for investment	0.09%	0.19%	0.30%	0.13%	0.22%
ALLL as a percentage of loans and leases held for investment	0.35%	0.37%	0.53%	0.35%	0.53%
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)	0.35%	0.34%	0.44%	0.35%	0.44%
Government insured pool buyouts as a percentage of loans and leases held for investment	20%	21%	17%	20%	17%
Capital:
Common equity tier 1 ratio (EFC consolidated, Basel I)(6)	12.0%	11.5%	12.2%	12.0%	12.2%
Tier 1 leverage ratio (bank level)(7)	8.5%	8.3%	8.8%	8.5%	8.8%
Total risk-based capital ratio (bank level)(8)	14.0%	13.4%	14.5%	14.0%	14.5%
Tangible common equity per common share(9)	$12.36	$12.02	$11.42	$12.36	$11.42
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,302,082	$2,232,872	$2,700,159	$6,235,450	$8,853,846
Jumbo residential mortgage loans originated	1,187,161	1,108,188	767,004	3,103,487	2,582,975
Unpaid principal balance of loans sold	2,172,645	1,531,713	3,164,457	4,914,113	8,730,352
Unpaid principal balance of loans serviced for the Company and others	50,830,585	50,790,378	61,274,075	50,830,585	61,274,075
Consumer Banking loans as a percentage of loans and leases held for investment	58%	56%	55%	58%	55%
Consumer deposits(10)	$12,087,775	$12,050,198	$11,864,123	$12,087,775	$11,864,123
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$361,387	$285,425	$174,353	$804,825	$757,895
Equipment financing receivables	392,790	398,519	177,179	958,799	514,758
Commercial Banking loans as a percentage of loans and leases held for investment	42%	44%	45%	42%	45%
Commercial deposits(10)	$2,385,730	$1,824,477	$1,763,553	$2,385,730	$1,763,553
Market Price Per Share of Common Stock:
Closing	$17.66	$20.16	$14.98	$17.66	$14.98
High	20.50	20.61	16.80	20.61	17.29
Low	17.66	18.08	13.95	16.40	12.75
Period End Balance Sheet Data:
Loans and leases held for investment, net	$16,522,706	$15,237,916	$12,495,976	$16,522,706	$12,495,976
Total assets	20,510,342	19,753,820	17,612,089	20,510,342	17,612,089
Deposits	14,473,505	13,874,675	13,627,676	14,473,505	13,627,676
Total liabilities	18,789,319	18,074,372	16,009,176	18,789,319	16,009,176
Total shareholders’ equity	1,721,023	1,679,448	1,602,913	1,721,023	1,602,913
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(3)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(4)	The efficiency ratio represents noninterest expense as a percentage of total revenues. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(5)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(6)
The common equity tier 1 ratio is calculated as common tier 1 capital divided by risk-weighted assets. Common tier 1 capital is calculated as tier 1 capital less the Series A 6.75% Non-Cumulative Perpetual Preferred Stock. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(7)
Calculated as Tier 1 capital divided by adjusted total assets. Total assets are adjusted for goodwill, deferred tax assets disallowed from Tier 1 capital and other regulatory adjustments. For more detailed information on regulatory capital (bank level), see Table 10c.

(8)
Calculated as total risk-based capital divided by total risk-weighted assets. Risk-based capital includes Tier 1 capital, allowance for loan and lease losses, subject to limitations, and other regulatory adjustments. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For more detailed information on regulatory capital (bank level), see Table 10c.

(9)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10b). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

(10)	The September 30, 2014 values reflect a reclassification of $157,355 of deposits from consumer deposits to commercial deposits. Prior periods were not adjusted.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2014	Jun 30, 2014	Sep 30, 2013	Sep 30, 2014	Sep 30, 2013
Interest Income
Interest and fees on loans and leases	$180,913	$170,325	$170,110	$509,708	$516,619
Interest and dividends on investment securities	9,627	9,818	13,376	29,276	44,439
Other interest income	116	110	493	388	1,108
Total interest income	190,656	180,253	183,979	539,372	562,166
Interest Expense
Deposits	26,755	23,442	24,437	72,804	77,827
Other borrowings	17,565	16,620	20,686	49,197	60,450
Total interest expense	44,320	40,062	45,123	122,001	138,277
Net Interest Income	146,336	140,191	138,856	417,371	423,889
Provision for loan and lease losses	6,735	6,123	3,068	15,929	5,016
Net Interest Income after Provision for Loan and Lease Losses	139,601	134,068	135,788	401,442	418,873
Noninterest Income
Loan servicing fee income	35,900	40,417	50,713	122,934	140,068
Amortization of mortgage servicing rights	(19,572)	(19,026)	(30,438)	(59,170)	(101,461)
Recovery (impairment) of mortgage servicing rights	3,071	—	35,132	8,012	80,259
Net loan servicing income	19,399	21,391	55,407	71,776	118,866
Gain on sale of loans	47,920	47,703	51,397	129,474	209,545
Loan production revenue	5,783	5,347	10,514	15,709	30,066
Deposit fee income	3,828	4,533	4,952	11,696	15,167
Other lease income	3,910	3,806	6,506	12,621	19,388
Other	7,374	6,488	14,793	20,790	30,650
Total noninterest income	88,214	89,268	143,569	262,066	423,682
Noninterest Expense
Salaries, commissions and other employee benefits expense	90,781	95,259	111,144	283,734	340,080
Equipment expense	16,623	17,345	20,609	52,616	61,168
Occupancy expense	7,209	7,885	8,675	23,166	23,606
General and administrative expense	43,140	46,831	85,268	126,769	226,198
Total noninterest expense	157,753	167,320	225,696	486,285	651,052
Income before Income Taxes	70,062	56,016	53,661	177,223	191,503
Provision for Income Taxes	26,543	21,234	20,511	67,162	73,214
Net Income	$43,519	$34,782	$33,150	$110,061	$118,289
Net Income Allocated to Preferred Stock	2,532	2,531	2,532	7,594	7,594
Net Income Allocated to Common Shareholders	$40,987	$32,251	$30,618	$102,467	$110,695
Net Earnings per Common Share, Basic	$0.33	$0.26	$0.25	$0.83	$0.91
Net Earnings per Common Share, Diluted	$0.33	$0.26	$0.25	$0.82	$0.89
Dividends Declared per Common Share	$0.04	$0.03	$0.03	$0.10	$0.07
Dividend payout ratio(1)	12.12%	11.54%	12.00%	12.05%	7.69%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	122,950	122,840	122,509	122,826	122,128
Diluted	125,473	125,389	124,124	125,292	123,821

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Assets
Cash and due from banks	$57,835	$65,433	$60,587	$46,175	$109,471
Interest-bearing deposits in banks	306,265	104,563	439,242	801,603	978,464
Total cash and cash equivalents	364,100	169,996	499,829	847,778	1,087,935
Investment securities:
Available for sale, at fair value	987,345	1,029,667	1,118,646	1,115,627	1,205,340
Held to maturity	113,751	118,614	116,984	107,312	109,245
Other investments	194,314	186,818	122,918	128,063	106,450
Total investment securities	1,295,410	1,335,099	1,358,548	1,351,002	1,421,035
Loans held for sale	871,736	1,704,406	596,729	791,382	1,059,947
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	16,579,951	15,294,644	13,864,109	13,252,724	12,562,967
Allowance for loan and lease losses	(57,245)	(56,728)	(62,969)	(63,690)	(66,991)
Total loans and leases held for investment, net	16,522,706	15,237,916	13,801,140	13,189,034	12,495,976
Equipment under operating leases, net	15,542	18,460	24,170	28,126	34,918
Mortgage servicing rights (MSR), net	441,243	437,595	446,493	506,680	501,494
Deferred income taxes, net	3,162	54,351	42,140	51,375	92,253
Premises and equipment, net	55,500	54,844	60,654	60,733	67,282
Other assets	940,943	741,153	801,245	814,874	851,249
Total Assets	$20,510,342	$19,753,820	$17,630,948	$17,640,984	$17,612,089
Liabilities
Deposits:
Noninterest-bearing	$1,084,400	$1,055,556	$1,054,796	$1,076,631	$1,365,655
Interest-bearing	13,389,105	12,819,119	12,233,615	12,184,709	12,262,021
Total deposits	14,473,505	13,874,675	13,288,411	13,261,340	13,627,676
Other borrowings	3,977,000	3,797,000	2,377,000	2,377,000	1,872,700
Trust preferred securities	103,750	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	235,064	298,947	214,148	277,881	405,050
Total Liabilities	18,789,319	18,074,372	15,983,309	16,019,971	16,009,176
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,230	1,229	1,227	1,226	1,225
Additional paid-in capital	840,667	837,991	834,460	832,351	830,758
Retained earnings	780,234	744,164	715,599	690,051	677,809
Accumulated other comprehensive loss	(51,108)	(53,936)	(53,647)	(52,615)	(56,879)
Total Shareholders’ Equity	1,721,023	1,679,448	1,647,639	1,621,013	1,602,913
Total Liabilities and Shareholders’ Equity	$20,510,342	$19,753,820	$17,630,948	$17,640,984	$17,612,089

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended September 30, 2014
Net interest income	$84,635	$63,302	$(1,601)	$—	$146,336
Provision for loan and lease losses	5,476	1,259	—	—	6,735
Net interest income after provision for loan and lease losses	79,159	62,043	(1,601)	—	139,601
Noninterest income	75,241	12,797	176	—	88,214
Noninterest expense	105,776	27,859	24,118	—	157,753
Income (loss) before income tax	$48,624	$46,981	$(25,543)	$—	$70,062
Total assets as of September 30, 2014	$13,292,823	$7,257,986	$120,054	$(160,521)	$20,510,342
Total deposits as of September 30, 2014	12,087,775	2,385,730	—	—	14,473,505

Three Months Ended June 30, 2014
Net interest income	$79,994	$61,780	$(1,583)	$—	$140,191
Provision for loan and lease losses	1,738	4,385	—	—	6,123
Net interest income after provision for loan and lease losses	78,256	57,395	(1,583)	—	134,068
Noninterest income	79,680	9,302	286	—	89,268
Noninterest expense	115,100	27,619	24,601	—	167,320
Income (loss) before income tax	$42,836	$39,078	$(25,898)	$—	$56,016
Total assets as of June 30, 2014	$12,864,427	$6,973,288	$186,630	$(270,525)	$19,753,820
Total deposits as of June 30, 2014	12,050,198	1,824,477	—	—	13,874,675

Three Months Ended September 30, 2013
Net interest income	$76,011	$64,423	$(1,578)	$—	$138,856
Provision for loan and lease losses	1,918	1,150	—	—	3,068
Net interest income after provision for loan and lease losses	74,093	63,273	(1,578)	—	135,788
Noninterest income	131,063	12,353	153	—	143,569
Noninterest expense	167,907	36,602	21,187	—	225,696
Income (loss) before income tax	$37,249	$39,024	$(22,612)	$—	$53,661
Total assets as of September 30, 2013	$11,578,876	$6,029,290	$213,745	$(209,822)	$17,612,089
Total deposits as of September 30, 2013	11,864,123	1,763,553	—	—	13,627,676

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended September 30, 2014			Three Months Ended June 30, 2014			Three Months Ended September 30, 2013
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$184,449	$116	0.25%	$171,693	$110	0.26%	$878,078	$493	0.22%
Investments	1,322,842	9,627	2.90%	1,371,621	9,818	2.86%	1,619,621	13,376	3.30%
Loans held for sale	1,866,562	15,740	3.37%	1,159,638	11,293	3.90%	1,932,075	18,207	3.77%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	5,261,448	45,245	3.44%	5,585,545	48,582	3.48%	4,244,971	36,588	3.45%
Government insured pool buyouts	3,738,326	36,102	3.86%	2,842,108	31,168	4.39%	2,235,466	31,018	5.55%
Residential mortgages	8,999,774	81,347	3.62%	8,427,653	79,750	3.79%	6,480,437	67,606	4.17%
Home equity lines	137,993	2,074	5.96%	143,169	1,444	4.05%	162,194	1,708	4.18%
Other consumer and credit card	4,945	108	8.70%	5,470	184	13.49%	6,241	263	16.72%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,263,260	46,156	5.62%	3,234,109	45,196	5.57%	3,346,321	52,058	6.18%
Mortgage warehouse finance	1,191,602	8,822	2.90%	1,022,151	7,329	2.84%	1,062,274	8,496	3.13%
Lender finance	630,336	5,677	3.52%	587,673	5,824	3.92%	456,075	4,220	3.62%
Commercial and commercial real estate	5,085,198	60,655	4.72%	4,843,933	58,349	4.79%	4,864,670	64,774	5.28%
Equipment financing receivables	1,625,813	20,989	5.16%	1,363,727	19,305	5.66%	1,041,040	17,552	6.74%
Total loans and leases held for investment	15,853,723	165,173	4.15%	14,783,952	159,032	4.29%	12,554,582	151,903	4.82%
Total interest-earning assets	19,227,576	$190,656	3.95%	17,486,904	$180,253	4.12%	16,984,356	$183,979	4.32%
Noninterest-earning assets	1,206,336			1,258,917			1,449,836
Total assets	$20,433,912			$18,745,821			$18,434,192
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,821,448	$4,382	0.62%	$2,847,544	$4,212	0.59%	$3,055,881	$5,025	0.65%
Market-based money market accounts	403,670	621	0.61%	415,544	632	0.61%	416,145	672	0.64%
Savings and money market accounts, excluding market-based	5,077,685	8,069	0.63%	4,904,879	7,449	0.61%	5,214,061	8,362	0.64%
Market-based time	561,292	1,171	0.83%	576,828	1,125	0.78%	621,675	1,244	0.79%
Time, excluding market-based	4,501,948	12,512	1.10%	3,507,409	10,024	1.15%	3,082,451	9,134	1.18%
Total deposits	13,366,043	26,755	0.79%	12,252,204	23,442	0.77%	12,390,213	24,437	0.78%
Borrowings:
Trust preferred securities	103,750	1,661	6.35%	103,750	1,644	6.35%	103,750	1,649	6.31%
FHLB advances	3,808,326	15,904	1.63%	3,362,011	14,976	1.76%	2,511,830	19,037	2.97%
Other	24,000	—	0.00%	24,000	—	0.00%	13	—	0.00%
Total borrowings	3,936,076	17,565	1.75%	3,489,761	16,620	1.89%	2,615,593	20,686	3.10%
Total interest-bearing liabilities	17,302,119	44,320	1.01%	15,741,965	40,062	1.02%	15,005,806	45,123	1.18%
Noninterest-bearing demand deposits	1,173,181			1,149,025			1,515,123
Other noninterest-bearing liabilities	259,794			195,482			351,762
Total liabilities	18,735,094			17,086,472			16,872,691
Total shareholders’ equity	1,698,818			1,659,349			1,561,501
Total liabilities and shareholders’ equity	$20,433,912			$18,745,821			$18,434,192
Net interest income/spread		$146,336	2.94%		$140,191	3.10%		$138,856	3.14%
Net interest margin			3.02%			3.22%			3.24%
Memo: Total deposits including noninterest-bearing	$14,539,224	$26,755	0.73%	$13,401,229	$23,442	0.70%	$13,905,336	$24,437	0.70%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Consumer Banking:
Residential mortgages:
Residential	$6,006,987	$5,205,043	$5,688,053	$5,153,106	$4,623,219
Government insured pool buyouts	3,395,095	3,197,348	1,911,773	1,891,637	2,075,395
Residential mortgages	9,402,082	8,402,391	7,599,826	7,044,743	6,698,614
Home equity lines	139,589	138,886	147,086	151,916	156,977
Other consumer and credit card	5,894	5,473	5,427	5,154	6,023
Total Consumer Banking	9,547,565	8,546,750	7,752,339	7,201,813	6,861,614
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,328,979	3,234,423	3,243,654	3,276,130	3,278,837
Mortgage warehouse finance	1,185,591	1,310,611	911,223	944,219	851,153
Lender finance	678,400	625,335	664,143	592,621	478,497
Commercial and commercial real estate	5,192,970	5,170,369	4,819,020	4,812,970	4,608,487
Equipment financing receivables	1,839,416	1,577,525	1,292,750	1,237,941	1,092,866
Total Commercial Banking	7,032,386	6,747,894	6,111,770	6,050,911	5,701,353
Loans and leases held for investment, net of unearned income	16,579,951	15,294,644	13,864,109	13,252,724	12,562,967
Allowance for loan and lease losses	(57,245)	(56,728)	(62,969)	(63,690)	(66,991)
Total loans and leases held for investment, net	$16,522,706	$15,237,916	$13,801,140	$13,189,034	$12,495,976
The balances presented above include:
Net purchased loan and lease discounts	$54,510	$53,134	$79,905	$102,416	$120,321
Net deferred loan and lease origination costs	$84,832	$69,849	$64,688	$54,107	$45,315

Deposits					Table 6b
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Noninterest-bearing demand	$1,084,400	$1,055,556	$1,054,796	$1,076,631	$1,365,655
Interest-bearing demand	2,941,171	2,801,811	2,961,831	3,006,401	2,998,836
Market-based money market accounts	397,617	411,633	413,017	413,137	413,427
Savings and money market accounts, excluding market-based	5,159,642	4,864,459	5,023,585	5,110,992	5,186,243
Market-based time	511,923	577,247	583,740	597,858	627,889
Time, excluding market-based	4,378,752	4,163,969	3,251,442	3,056,321	3,035,626
Total deposits	$14,473,505	$13,874,675	$13,288,411	$13,261,340	$13,627,676

General and Administrative Expense							Table 7
	Three Months Ended					Nine Months Ended
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	September 30, 2014	September 30, 2013
Legal and professional fees, excluding consent order expense	$7,061	$7,475	$7,116	$9,238	$7,158	$21,652	$21,544
Credit-related expenses	6,356	8,765	7,607	17,168	11,856	22,728	32,675
FDIC premium assessment and other agency fees	6,684	7,199	(443)	6,089	6,708	13,440	28,768
Advertising and marketing expense	6,175	4,932	4,431	5,984	6,516	15,538	23,217
Subservicing expense	3,673	2,482	—	—	—	6,155	—
Consent order expense	1,634	2,099	756	7,641	32,475	4,489	64,698
Other	11,557	13,879	17,331	13,177	20,555	42,767	55,296
Total general and administrative expense	$43,140	$46,831	$36,798	$59,297	$85,268	$126,769	$226,198

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$23,067	$22,212	$47,835	$59,526	$60,066
Home equity lines	2,152	1,903	3,462	3,270	4,164
Other consumer and credit card	31	20	33	18	15
Commercial Banking:
Commercial and commercial real estate	46,819	44,172	23,884	18,569	76,662
Equipment financing receivables	6,803	6,475	5,446	4,527	4,171
Total non-accrual loans and leases	78,872	74,782	80,660	85,910	145,078
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	78,872	74,782	80,660	85,910	145,078
Other real estate owned (OREO)	24,501	25,530	29,333	29,034	32,108
Total non-performing assets (NPA)	103,373	100,312	109,993	114,944	177,186
Troubled debt restructurings (TDR) less than 90 days past due	16,547	16,687	73,455	76,913	79,664
Total NPA and TDR(1)	$119,920	$116,999	$183,448	$191,857	$256,850

Total NPA and TDR	$119,920	$116,999	$183,448	$191,857	$256,850
Government insured 90 days or more past due still accruing	2,632,744	2,424,166	1,021,276	1,039,541	1,147,795
Loans accounted for under ASC 310-30:
90 days or more past due	10,519	23,159	9,915	10,083	45,104
OREO	—	—	—	—	21,240
Total regulatory NPA and TDR	$2,763,183	$2,564,324	$1,214,639	$1,241,481	$1,470,989
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.45%	0.44%	0.56%	0.61%	1.07%
NPA to total assets	0.50%	0.51%	0.62%	0.65%	1.01%
NPA and TDR to total assets	0.58%	0.59%	1.04%	1.09%	1.46%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	15.65%	14.89%	7.72%	8.12%	9.87%
NPA to total assets	13.39%	12.90%	6.47%	6.60%	7.90%
NPA and TDR to total assets	13.47%	12.98%	6.89%	7.04%	8.35%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
ALLL, beginning of period	$56,728	$62,969	$63,690	$66,991	$73,469
Charge-offs:
Consumer Banking:
Residential mortgages	2,023	1,810	3,165	4,197	3,038
Home equity lines	171	163	316	270	430
Other consumer and credit card	28	20	15	4	28
Commercial Banking:
Commercial and commercial real estate	568	4,714	5	2,608	6,081
Equipment financing receivables	1,548	938	1,189	1,209	746
Total charge-offs	4,338	7,645	4,690	8,288	10,323
Recoveries:
Consumer Banking:
Residential mortgages	127	251	566	1,398	70
Home equity lines	289	74	141	134	130
Other consumer and credit card	—	—	—	27	14
Commercial Banking:
Commercial and commercial real estate	6	—	1	306	488
Equipment financing receivables	180	196	190	197	75
Total recoveries	602	521	898	2,062	777
Net charge-offs	3,736	7,124	3,792	6,226	9,546
Provision for loan and lease losses	6,735	6,123	3,071	7,022	3,068
Transfers to loans held for sale	(2,482)	(5,240)	—	(4,097)	—
ALLL, end of period	$57,245	$56,728	$62,969	$63,690	$66,991
Net charge-offs to average loans and leases held for investment	0.09%	0.19%	0.12%	0.20%	0.30%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
ALLL	$57,245	$56,728	$62,969	$63,690	$66,991
Loans and leases held for investment, net of unearned income	16,579,951	15,294,644	13,864,109	13,252,724	12,562,967
ALLL as a percentage of loans and leases held for investment	0.35%	0.37%	0.45%	0.48%	0.53%
ALLL excluding portion related to loans and leases accounted for under ASC 310-30	$48,156	$44,020	$47,672	$48,931	$50,431
Loans and leases held for investment, net of unearned income excluding loans and leases accounted for under ASC 310-30	13,930,197	12,865,207	12,783,173	12,259,724	11,386,431
ALLL as a percentage of loans and leases held for investment (excluding ASC 310-30)	0.35%	0.34%	0.37%	0.40%	0.44%
Government insured pool buyouts as a percentage of loans and leases held for investment	20%	21%	14%	14%	17%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 9c
	Three Months Ended
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Loan origination repurchase reserves, beginning of period	$26,373	$24,428	$20,225	$19,086	$21,960
Provision for new sales/securitizations	627	595	429	635	1,012
Provision (release of provision) for changes in estimate of existing reserves	—	3,400	4,000	1,563	(1,718)
Net realized losses on repurchases	(2,288)	(2,050)	(226)	(1,059)	(2,168)
Loan origination repurchase reserves, end of period	$24,712	$26,373	$24,428	$20,225	$19,086

Reserves for Repurchase Obligations for Loans Serviced					Table 9d
	Three Months Ended
(dollars in thousands)	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
Loan servicing repurchase reserves, beginning of period	$5,802	$10,796	$23,668	$22,733	$23,518
Provision (release of provision) for change in estimate of existing reserves	(626)	(1,303)	(5,037)	3,580	4,531
Net realized losses on repurchases	(1,101)	(3,691)	(7,835)	(2,645)	(5,316)
Loan servicing repurchase reserves, end of period	$4,075	$5,802	$10,796	$23,668	$22,733

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013	Sep 30, 2014	Sep 30, 2013
Net income	$43,519	$34,782	$31,760	$18,451	$33,150	$110,061	$118,289
Transaction expense and non-recurring regulatory related expense, net of tax	2,201	1,294	465	4,807	20,203	3,960	43,670
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	198	423	311	(68)	(439)	932	(27)
MSR impairment (recovery), net of tax	(1,904)	—	(3,063)	(9,109)	(21,783)	(4,967)	(49,761)
Restructuring cost, net of tax	—	—	630	16,090	3,242	630	3,242
OTTI losses on investment securities (Volcker Rule), net of tax	—	425	—	2,045	—	425	—
Adjusted net income	$44,014	$36,924	$30,103	$32,216	$34,373	$111,041	$115,413
Adjusted net income allocated to preferred stock	2,532	2,531	2,531	2,531	2,532	7,594	7,594
Adjusted net income allocated to common shareholders	$41,482	$34,393	$27,572	$29,685	$31,841	$103,447	$107,819
Adjusted net earnings per common share, basic	$0.34	$0.28	$0.22	$0.24	$0.26	$0.84	$0.88
Adjusted net earnings per common share, diluted	$0.33	$0.27	$0.22	$0.24	$0.26	$0.83	$0.87
Weighted average common shares outstanding:
(units in thousands)
Basic	122,950	122,840	122,684	122,595	122,509	122,826	122,128
Diluted	125,473	125,389	125,038	124,420	124,124	125,292	123,821

Tangible Equity, Tangible Common Equity and Tangible Assets					Table 10b
(dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Shareholders’ equity	$1,721,023	$1,679,448	$1,647,639	$1,621,013	$1,602,913
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	4,232	4,759	5,286	5,813	6,340
Tangible equity	1,669,932	1,627,830	1,595,494	1,568,341	1,549,714
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,519,932	$1,477,830	$1,445,494	$1,418,341	$1,399,714

Total assets	$20,510,342	$19,753,820	$17,630,948	$17,640,984	$17,612,089
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	4,232	4,759	5,286	5,813	6,340
Tangible assets	$20,459,251	$19,702,202	$17,578,803	$17,588,312	$17,558,890

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital (bank level)						Table 10c
(dollars in thousands)		Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Shareholders’ equity		$1,769,205	$1,714,454	$1,686,414	$1,662,164	$1,648,152
Less:	Goodwill and other intangibles	(49,957)	(50,328)	(50,700)	(51,072)	(51,436)
	Disallowed servicing asset	(23,524)	(29,028)	(26,419)	(20,469)	(39,658)
	Disallowed deferred tax asset	—	(61,737)	(62,682)	(63,749)	(64,462)
Add:	Accumulated losses on securities and cash flow hedges	49,516	52,121	51,507	50,608	54,392
Tier 1 capital		1,745,240	1,625,482	1,598,120	1,577,482	1,546,988
Add:	Allowance for loan and lease losses	57,245	56,728	62,969	63,690	66,991
Total regulatory capital		$1,802,485	$1,682,210	$1,661,089	$1,641,172	$1,613,979

Adjusted total assets		$20,480,723	$19,660,793	$17,539,708	$17,554,236	$17,510,528
Risk-weighted assets		12,869,352	12,579,476	11,597,320	11,467,411	11,120,048

Regulatory Capital (EFC consolidated)						Table 10d
(dollars in thousands)		Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Shareholders’ equity		$1,721,023	$1,679,448	$1,647,639	$1,621,013	$1,602,913
Less:	Preferred stock	(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles	(49,957)	(50,328)	(50,700)	(51,072)	(51,436)
	Disallowed servicing asset	(23,524)	(29,028)	(26,419)	(20,469)	(39,658)
	Disallowed deferred tax asset	—	(61,737)	(62,682)	(63,749)	(64,462)
Add:	Accumulated losses on securities and cash flow hedges	51,108	53,936	53,647	52,615	56,879
Common tier 1 capital		$1,548,650	$1,442,291	$1,411,485	$1,388,338	$1,354,236

Risk-weighted assets		$12,875,007	12,583,537	11,600,258	11,469,483	11,120,445

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending and Servicing					Table 11
	Three Months Ended
(dollars in thousands)	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sep 30, 2013
Key Metrics:
Mortgage lending volume:
Agency	$1,108,917	$1,124,684	$892,358	$1,188,032	$1,933,155
Jumbo	1,187,161	1,108,188	808,138	808,001	767,004
Other	6,004	—	—	—	—
Mortgage lending volume	$2,302,082	$2,232,872	$1,700,496	$1,996,033	$2,700,159
Mortgage loans sold:
Agency	$1,111,504	$804,015	$897,234	$1,382,970	$1,793,944
Jumbo	691,431	447,408	54,210	30,656	911,100
GNMA	365,547	176,734	255,021	254,641	450,386
Other	4,163	103,556	3,290	9,322	9,027
Mortgage loans sold	$2,172,645	$1,531,713	$1,209,755	$1,677,589	$3,164,457
Unpaid principal balance of loans serviced for the Company and others	$50,830,585	$50,790,378	$60,677,571	$61,035,320	$61,274,075
Average contractual servicing fee	0.29%	0.29%	0.29%	0.29%	0.29%
Applications	$1,279,945	$1,656,807	$1,534,751	$2,374,710	$2,491,569
Rate locks	1,236,764	1,664,388	1,461,488	1,272,266	1,360,608
Mortgage Lending Volume by Channel:
Retail	$1,259,019	$1,225,568	$781,241	$884,934	$1,023,790
Consumer Direct	454,449	461,115	414,726	639,105	924,408
Correspondent	588,614	546,189	504,529	471,994	751,961
Purchase Activity (%):
Retail	72%	80%	70%	67%	66%
Consumer Direct	12%	13%	5%	4%	3%
Correspondent	66%	60%	44%	53%	49%
Total	59%	61%	46%	43%	40%